SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 22, 2010

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 2.02 Results of Operations and Financial Condition.

On June 24, 2010 the Registrant issued a press release and held a conference call with analysts to report on the results of operations for the second quarter of fiscal year 2010, which ended on May 31, 2010.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Delivers Strong Second Quarter Financial Results,” which includes an unaudited Consolidated Income Statement for the six months ended May 31, 2010, an unaudited Consolidated Balance Sheet of the Registrant as of May 31, 2010, and an unaudited Consolidated Cash Flow Statement for the six months ended May 31, 2010.

Item 7.01 Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press Release, dated June 22, 2010, declaring a quarterly dividend of $0.26 per share on the Registrant’s common stocks and announcing its Board of Directors’ authorization of a new share repurchase program. Furnished with this Form 8-K as Exhibit 99.2 is a copy of the press release labeled “McCormick Declares $0.26 Quarterly Dividend and Announces New Share Repurchase Authorization.”

The information in this Item 7.01, including Exhibit 99.2 attached hereto, is (i) furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose; and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this report are listed in Items 2.02 and 7.01 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: June 24, 2010	By:	/s/ W. Geoffrey Carpenter
W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Copy of the press release labeled “McCormick Delivers Strong Second Quarter Financial Results.”

99.2	Copy of the press release labeled “McCormick Declares $0.26 Quarterly Dividend and Announces New Share Repurchase Authorization.”